UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

GlobalOptions Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33700	30-0342273
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

75 Rockefeller Plaza, 27th Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 445-6262

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2009, GlobalOptions Group, Inc. (the “Company”) issued a press release announcing its results of operations for the third fiscal quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 11, 2009, the Company held a conference call to discuss the Company’s financial results announced in the press release.  A transcript of the conference call, including the question and answer session, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The transcript is a textual reproduction of the conference call provided by E-Media Transcriptions.  The Company disclaims liability for any errors or omissions in such transcript.

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 2.02 of this Form 8-K in incorporated herein by reference.

The information furnished in this Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 11, 2009.

99.2	November 11, 2009 Conference Call Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009	GLOBALOPTIONS GROUP, INC.

	By:	/s/ Jeffrey O. Nyweide
Name: Jeffrey O. Nyweide
Title: Chief Financial Officer, Executive Vice President- Corporate Development